SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               November 24, 1999



                         Provident Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)



         Ohio                         1-8019                   31-0982792
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)              Identification No.)



One East Fourth Street, Cincinnati, Ohio                           45202
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(Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code  (513) 579-2000


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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On November 24, 1999, Provident Financial Group, Inc. issued the attached press release.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release Dated November 24, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PROVIDENT FINANCIAL GROUP, INC.



Date: November 24, 1999                  By:     /s/Mark E. Magee
                                            --------------------------------
                                            Mark E. Magee
                                            Senior Vice President and
                                            General Counsel